UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Coeur d’Alene Mines Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dennis E. Wheeler Chairman of the Board, President, and Chief Executive Officer
**** IMPORTANT ****
Dear Valued Coeur d’Alene Mines Corporation Shareholder:
     We are pleased to report that today, RiskMetrics Group, the shareholder advisory service firm, recommended a vote “For” all proposals at this year’s Coeur Annual Shareholders meeting.
     We are only days away from your Annual Meeting on May 11, 2010, and because of the voting thresholds required to pass certain of our proposals, we are sending you another reminder notice, and we urge you to vote your proxy immediately.
     As a shareholder, you have the ability to vote over the internet, by telephone or by submitting your voting form, and we are asking you to do so now to save the Company further expense. Instructions on how to vote over the phone or internet are enclosed.
     Your shares cannot be represented at the Annual Meeting on the election of directors or the approval of the amendment to our 2003 Long Term Incentive Plan, unless you either sign and return the enclosed voting form or vote by telephone or over the internet.
     Our Board of Directors recommends that you vote in favor of the election of each director, the ratification of our auditors and the approval of the amendment to our 2003 Long Term Incentive Plan.
     If you sign and return the enclosed proxy card without indicating a choice of “for,” “against” or “abstain” your shares will be voted as recommended by our Board of Directors.
Please Vote Today
     If you have questions or need help voting your shares, please call our proxy solicitation firm, Morrow & Co., LLC. at 1-800-252-1959.
Regards,
DENNIS E. WHEELER
Chairman of the Board, President and
Chief Executive Officer
Coeur d’Alene Mines Corporation
505 Front Ave.
Coeur d’Alene, ID 83816
Telephone: (800) 624-2824
www.coeur.com

COEUR DALENE MINES CORPORATION ANNUAL MEETING TO BE HELD ON 05/11/10 FOR HOLDERS AS OF 03/22/10 ISSUER CONFIRMATION COPY INFO ONLY 3 1 0001 THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES. 192108504 ‘ DIRECTORS DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100 1 01 L. MICHAEL BOGERT.02 JAMES J. CURRAN.03 SEBASTIAN EDWARDS, 04 ANDREW LUNDQUIST.05 ROBERT E. MELLOR.06 JOHN H. ROBINSON, 07 J. KENNETH THOMPSON,08 TIMOTHY R. WINTERER,09 DENNIS E. WHEELER DIRECTORS PROPOSAL(S) RECOMMEND 2 TO ADOPT AN AMENDMENT AND RESTATEMENT OF THE COEUR D’ALENE FOR — MINES CORPORATION 2003 LONG TERM INCENTIVE PLAN. 0029102 3 TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S FOR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 0010200 NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. MATERIALS ELECTION As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. vif11h I FOLD AND DETACH HERE IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDE MEETING TO BE HELD ON 05/11/10 FOR COEUR D’ALENE MINES CORPORATION THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM I PROXY STATEMENT ANNUAL REPORT 2 I S dirfctors (mark “x” for only one box) 1 j| FOR ALL NOMINEES I WITHHOLD ALL NOMINEES I jj WITHHOLD AUTHORITY TO VOTE FOR I 1 ANY INDIVIDUAL NOMINEE. WRITE I NUMBER(S) OF NOMINEE(S) BELOW. use number only FOR AGAINST ABSTAIN please indicate your proposal selection by ; 2 firmly placing an “x” in the appropriate ^ numbered box with blue or black ink x = do not use see voting instruction no. 2 on reverse —= do not use a/c 4 FOR AGAINST ABSTAIN 192108504 do not use «vj PLACE “X 1 HERE IF YOU PLAN TO ATTEND “ nr linnlllB AND VOTE YOUR SHARES AT THE MEETING do not use FOR AGAINST ABSTAIN do not use Broadridge do not use to do not use FOR AGAINST ABSTAIN EDGEWOOD NY 11717 do not use do not use CO do not use FOR AGAINST ABSTAIN do not use coeur d’alene mines corporation attn: karli anderson 505 front avenue, p.o. box i e”.’.’ ! do not use coeur d’alene, id 83814 0316 RKSf Dll

WRONG WAY

P.O. Box 9138

Proxy Services
P.O. Box 9138
Farmingdale NY 11735-9585

Fold and Detach Here

Please ensure you fold then detach and retain this portion of the Voting Instruction Form

Fold and Detach Here

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF SECURITIES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

PLEASE NOTE THAT UNDER A RULE AMENDMENT ADOPTED BY THE NEW YORK STOCK EXCHANGE FOR SHAREHOLDER MEETINGS HELD ON OR AFTER JANUARY 1, 2010, BROKERS ARE NO LONGER ALLOWED TO VOTE SECURITIES HELD IN THEIR CLIENTS' ACCOUNTS ON UNCONTESTED ELECTIONS OF DIRECTORS UNLESS THE CLIENT HAS PROVIDED VOTING INSTRUCTIONS (IT WILL CONTINUE TO BE THE CASE THAT BROKERS CANNOT VOTE THEIR CLIENTS' SECURITIES IN CONTESTED DIRECTOR ELECTIONS). CONSEQUENTLY, IF YOU WANT US TO VOTE YOUR SECURITIES ON YOUR BEHALF ON THE ELECTION OF DIRECTORS, YOU MUST PROVIDE VOTING INSTRUCTIONS TO US. VOTING ON MATTERS PRESENTED AT SHAREHOLDER MEETINGS, PARTICULARLY THE ELECTION OF DIRECTORS IS THE PRIMARY METHOD FOR SHAREHOLDERS TO INFLUENCE THE DIRECTION TAKEN BY A PUBLICLY-TRADED COMPANY. WE URGE YOU TO PARTICIPATE IN THE ELECTION BY RETURNING THE ENCLOSED VOTING INSTRUCTION FORM TO US WITH INSTRUCTIONS AS TO HOW TO VOTE YOUR SECURITIES IN THIS ELECTION.

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE OR ON THE FIFTEENTH DAY, IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND ONE OR MORE OF THE MATTERS BEFORE THE MEETING MUST BE DEEMED "ROUTINE" IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ANY MATTERS DEEMED TO BE ROUTINE. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

THE FOLLOWING INSTRUCTIONS PROVIDE SPECIFICS REGARDING THE MEETING FOR WHICH THIS VOTING FORM APPLIES.

INSTRUCTION 1

ALL PROPOSALS FOR THIS MEETING ARE CONSIDERED "ROUTINE". WE WILL VOTE IN OUR DISCRETION ON ALL PROPOSALS, IF YOUR INSTRUCTIONS ARE NOT RECEIVED.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING ON ONE OR MORE MATTERS BEFORE THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTER(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

**IF YOU HOLD YOUR SECURITIES THROUGH A CANADIAN BROKER OR BANK, PLEASE BE ADVISED THAT YOU ARE RECEIVING THE VOTING INSTRUCTION FORM AND MEETING MATERIALS, AT THE DIRECTION OF THE ISSUER. EVEN IF YOU HAVE DECLINED TO RECEIVE SECURITY- HOLDER MATERIALS, A REPORTING ISSUER IS REQUIRED TO DELIVER THESE MATERIALS TO YOU. IF YOU HAVE ADVISED YOUR INTERMEDIARY THAT YOU OBJECT TO THE DISCLOSURE OF YOUR BENEFICIAL OWNERSHIP INFORMATION TO THE REPORTING ISSUER, IT IS OUR RESPONSIBILITY TO DELIVER THESE MATERIALS TO YOU ON BEHALF OF THE REPORTING ISSUER.
THESE MATERIALS ARE BEING SENT AT NO COST TO YOU.